UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-51383	04-3639490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

Background

On November 10, 2008, Accentia Biopharmaceuticals, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). On August 16, 2010, the Debtors filed their First Amended Joint Plan of Reorganization, and, on October 25, 2010, the Debtors filed the First Modification to the First Amended Joint Plan of Reorganization (collectively and as amended and supplemented, the “Plan”). On October 27, 2010, the Bankruptcy Court held a Confirmation hearing and confirmed the Plan, and, on November 2, 2010, the Bankruptcy Court entered an Order Confirming Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which approved and confirmed the Plan, as modified by the Confirmation Order. In connection with the confirmation hearing all creditor classes deemed “impaired” pursuant to the Bankruptcy Code voted to support the Plan. The Debtors emerged from Chapter 11 protection, and the Plan became effective, on November 17, 2010 (the “Effective Date”). Pursuant to the Plan, the date on which a claim in any Class listed in the Plan became an “allowed claim” by order of the Bankruptcy Court or by agreement between Debtors and the claimant is the “Determination Date”.

Class 1 Priority Claims

On the Effective Date, the Company agreed to make payment of 100% of the allowed Priority Claims (as defined in the Plan), consisting primarily of accrued/unused vacation payments to former employees, of approximately $68,000 in a cash payment due six months after the Effective Date.

Class 2 Laurus/Valens Term Notes

Pursuant to the Plan, Laurus Master Fund, Ltd. (In Liquidation), PSource Structured Debt Limited, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., Valens U.S. SPV I, LLC, and LV Administrative Services, Inc. (“Laurus/Valens”), have an allowed secured claim against the Company in the amount of $8.8 million. On the Effective Date, pursuant to a Term Loan and Security Agreement, the Company executed and delivered to Laurus/Valens term notes (the “Laurus/Valens Term Notes”) evidencing such allowed secured claim in the original principal amount of $8.8 million. The following are the material terms and conditions of the Laurus/Valens Term Notes:

•	the Laurus/Valens Term Notes mature on the second (2nd) anniversary of the Effective Date and may be prepaid at any time without penalty;

•

interest accrues on the Laurus/Valens Term Notes at the rate of eight and one-half percent (8.5%) per annum (with a twelve and one-half percent (12.5%) per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	the Company is required to make mandatory prepayments under the Laurus/Valens Term Notes as follows:

•

on that date which is eighteen (18) months following the Effective Date, a payment of principal, in cash, in the amount of $4.4 million, less the amount of any prior optional prepayments of principal by the Company and the amount of any other mandatory prepayments of principal under the Laurus/Valens Term Notes; and

•

a prepayment equal to thirty percent (30%) of the net proceeds (i.e., the gross proceeds received less any investment banking or similar fees and commissions and legal costs and expenses incurred by the Company) of certain capital raising transactions (with certain exclusions);

•	the Laurus/Valens Term Notes are secured by:

•

a first lien in all of the assets of the Company, junior only to the liens granted under the Plan to holders of the 8% Original Issue Discount Secured Convertible Debentures Due June 19, 2011, issued by the Company in June 2008, in the original aggregate principal amount of $8,906,098.00 and certain permitted liens;

•

a pledge by the Company to Laurus/Valens of (a) all of its equity interests in Analytica International, Inc. (“Analytica”), and (b) 20,115,818 shares of common stock of Biovest International, Inc. (“Biovest”) owned by the Company; and

•	all of the assets of Analytica, which secure a guaranty of Analytica as to the entire indebtedness under the Laurus/Valens Term Notes; and

•

with the prior written consent of Laurus/Valens, the Company may convert all or any portion of the outstanding principal and accrued interest under the Laurus/Valens Term Notes into a number of shares of the Company’s common stock (the “Laurus/Valens Conversion Shares”) equal to (a) the aggregate portion of the principal and accrued but unpaid interest outstanding under the Laurus/Valens Term Note being converted, divided by (b) ninety percent (90%) of the average closing price publicly reported for the Company’s common stock for the ten (10) trading days immediately preceding the date of the notice of conversion.

•

On the Effective Date, 2,236,848 shares of the Company’s common stock were issued to Laurus/Valens for payment of Laurus/Valens Class 5 and Class 13 claims aggregating approximately $6.0 million at a conversion rate equal to $2.67 per share.

Class 3 Plan Note Issued to Dennis Ryll

On the Effective Date, the Company executed and delivered in favor of Dennis Ryll, the holder by assignment of the Company’s secured note to Southwest Bank, a promissory note (the “Class 3 Plan Note”) in an original principal amount of $4,483,284. The following are the material terms and conditions of the Class 3 Plan Note:

•	the Class 3 Plan Note matures on the date that is twenty-four (24) months following the Effective Date;

•	interest accrues and is payable on the outstanding principal balance of the Class 3 Plan Note from time to time (the “Class 3 Interest”) at a fixed rate of six percent (6%) per annum;

•

on the Effective Date and on each of the following seven (7) quarterly anniversaries of the Effective Date (each, a “Class 3 Automatic Conversion Date”), and provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 3 Plan Note and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 3 Automatic Conversion Date (the “Class 3 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original principal balance of the Class 3 Plan Note plus the Class 3 Interest as of the Class 3 Automatic Conversion Date (the “Class 3 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock (the “Class 3 Plan Shares”) at a conversion rate equal to the Class 3 Automatic Conversion Price per share of the Company’s common stock. On the Effective Date, the first quarterly installment in the amount of approximately $560,000 was converted into the Company’s common stock at a conversion rate equal to $1.34 per share, resulting in the issuance of 418,218 Class 3 Plan Shares;

•

the Class 3 Plan Note is secured by a lien on 15,000,000 shares of Biovest’s common stock owned by the Company (the “Class 3 Pledged Shares”), subject to incremental release of a designated portion of such security upon each quarterly payment under the Class 3 Plan Note; and

•	if, on any Class 3 Automatic Conversion Date, the Class 3 Automatic Conversion Price is less than $1.00 per share, Dennis Ryll may, at his election, either:

•

convert the Class 3 Automatic Conversion Amount into shares of the Company’s common stock (also, the “Class 3 Plan Shares”) at a conversion rate equal to $1.00 per share of the Company’s common stock; or

•

liquidate that number of the Class 3 Pledged Shares which equals the Class 3 Automatic Conversion Amount using a conversion rate for the Class 3 Pledged Shares equal to the average of the trading price of the Biovest’s common stock (as determined in accordance with the Class 3 Plan Note and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 3 Automatic Conversion Date.

Class 4 Plan Note Issued to McKesson Corporation

On the Effective Date, the Company executed and delivered in favor of McKesson Corporation (“McKesson”) a promissory note (the “Class 4 Plan Note”) in an original principal amount of $4,341,767. The following are the material terms and conditions of the Class 4 Plan Note:

•

the Class 4 Plan Note matures on the date that is forty (40) months following the Effective Date (unless earlier accelerated) and the outstanding principal together with all accrued but unpaid interest is due on such date;

•	interest accrues and is payable on the outstanding principal amount under the Class 4 Plan Note at a fixed rate of five percent (5%) per annum (with a ten percent (10%) per annum default rate);

•	the Company may prepay all or any portion of the Class 4 Plan Note, without penalty, at any time; and

•	the Class 4 Plan Note is secured by a lien on 6,102,408 shares of Biovest’s common stock owned by the Company.

Class 5 Plan Debentures and Warrants

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered to holders of the Company’s 2006 Secured Debentures $3,109,880 in principal amount of new debentures(the “Class 5 Plan Debentures”):

The following are the material terms and conditions of the Class 5 Plan Debentures:

•

the Class 5 Plan Debentures mature on the date that is eighteen (18) months following the Effective Date (provided, however, in the event that the average of the trading price of Biovest’s common stock (as determined in accordance with the Class 5 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding such maturity date is below $0.75, then the maturity date will automatically be extended for an additional twelve (12) months), and the outstanding principal together with all accrued but unpaid interest is due on such maturity date;

•	interest accrues and is payable on the outstanding principal amount under the Class 5 Plan Debentures at a fixed rate of eight and one-half percent (8.50%) per annum; and

•	each of the Class 5 Plan Debentures is secured by a lien on certain shares of Biovest’s common stock owned by the Company;

•

at the option of a holder of Class 5 Plan Debentures, all or any portion of the then outstanding balance of such holder’s Class 5 Plan Debentures may be converted into shares of the Company’s common stock (the “Class 5 Plan Shares”) or exchanged for shares of Biovest’s common stock (also, the “Class 5 Plan Shares”) at the applicable conversion or exchange rate set forth in such holder’s Class 5 Plan Debenture;

•

commencing on the first day that is six (6) months following the Class 5 Lock-Up Period (as defined below), if the trading price of the Company’s common stock (determined in accordance with the Class 5 Plan Debentures and the Plan) is at least 150% of the fixed conversion price for a holder of Class 5 Plan Debentures for any ten (10) consecutive trading days (in the case of a conversion into the Company’s common stock), or the trading price of Biovest’s common stock (determined in accordance with the Class 5 Plan Debentures and the Plan) is at least $1.25 for any ten (10) consecutive trading days (in the case of a exchange into Biovest’s common stock), the Company, at its option, may (a) convert the then outstanding balance of all of the Class 5 Plan Debentures into shares of the Company’s common stock (also, the “Class 5 Plan Shares”) at a conversion rate equal to the fixed conversion price for each holder of Class 5 Plan Debentures, or (b) exchange the then outstanding balance of all of the Class 5 Plan Debentures into shares of Biovest’s common stock owned by the Company (also, the “Class 5 Plan Shares”) at a rate equal to $0.75 per share of Biovest’s common stock (with certain exceptions set forth in the Class 5 Plan Debentures and the Plan); and

•

in the event a holder of Class 5 Plan Debentures elects to receive shares of Biovest’s common stock, then such holder will be subject to certain restrictions set forth in the Class 5 Plan Debentures and the Plan regarding Biovest’s common stock during the ninety (90) day period following the Effective Date (the “Class 5 Lock-Up Period”).

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered the following warrants (the “Class 5 Plan Warrants”) to purchase up to 2,508,960 shares of the Company’s common stock or up to 14,400,000 shares of Biovest’s common stock owned by the Company (also, the “Class 5 Plan Shares”):

The following are the material terms and conditions of the Class 5 Plan Warrants:

The Class 5 Plan Warrants (a) have an exercise price of $1.50 per share and a term of three (3) years from the Effective Date, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 5 Plan Warrants and the Plan.

Class 6 Plan Debentures and Warrants

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered to the holders of the Company’s 2008 Secured Debentures $9,344,500 in principal amount of debentures (the “Class 6 Plan Debentures”):

The following are the material terms and conditions of the Class 6 Plan Debentures:

•

the Class 6 Plan Debentures mature on the date that is thirty-six (36) months following the Effective Date, and the outstanding principal together with all accrued but unpaid interest is due on such date;

•

interest accrues and is payable on the outstanding principal under the Class 6 Plan Debentures at a fixed rate of eight and one-half percent (8.50%) per annum and each of the Class 6 Plan Debentures is secured by a lien on property of the Company;

•

at the option of a holder of Class 6 Plan Debentures, such holder may elect to convert all of the then outstanding balance of its Class 6 Plan Debentures into shares of the Company’s common stock (the “Class 6 Plan Shares”) at a conversion rate equal to $1.10 per share of the Company’s common stock; and

•

commencing on the date six (6) months after the Effective Date, if the trading price of the Company’s common stock (as determined in accordance wit the Class 6 Plan Debentures and the Plan) is at least 150% of $1.10 per share for any ten (10) consecutive trading days, the Company, at its option, may convert the then outstanding balance of all of the Class 6 Plan Debentures into shares of the Company’s common stock (also, the “Class 6 Plan Shares”) at a conversion rate equal to $1.10 per share of the Company’s common stock.

On the Effective Date, the Company executed and delivered the following warrants (the “Class 6 Plan Warrants”) to purchase up to 2,979,496 shares of the Company’s common stock (also, the “Class 6 Plan Shares”):

The Class 6 Plan Warrants (a) have an exercise price of $1.50 per share and a term of three (3) years from the Effective Date, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 6 Plan Warrants and the Plan.

$385,959 in Class 6 claims were converted into the Company’s common stock on Effective Date at a conversion price equal to $1.10 per share, resulting in the issuance of 350,872 Class 6 Plan Shares.

Class 9 Plan Debentures and Warrants

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered to holders of the Company’s 2007 Debentures $19,109,554 in principal amount of debentures (the “Class 9 Plan Debentures”):

The following are the material terms and conditions of the Class 9 Plan Debentures:

•

the Class 9 Plan Debentures mature on the date that is twenty-four (24) months following the Effective Date (the “Class 9 Plan Debenture Maturity Date”) and no interest will accrue on the outstanding principal balance of the Class 9 Plan Debentures;

•

on the Effective Date and on each of the following seven (7) quarterly anniversaries of the Effective Date (each, a “Class 9 Automatic Conversion Date”), and provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 9 Automatic Conversion Date (the “Class 9 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original principal balance of the Class 9 Plan Debentures (the “Class 9 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock (the “Class 9 Plan Shares”) at a conversion rate equal to the lesser of $1.25 per share or the Class 9 Automatic Conversion Price per share. On the Effective Date, a total of approximately $2.4 million were converted into the Company’s common stock at a conversion price equal to $1.25 per share, resulting in the issuance of 1,910,963 Class 9 Plan Shares;

•

if, on any Class 9 Automatic Conversion Date, the Class 9 Automatic Conversion Price is less than $1.00 per share and therefore the automatic conversion described above does not occur, a holder of Class 9 Plan Debentures may elect to convert the Class 9 Automatic Conversion Amount into shares of the Company’s common stock (also, the “Class 9 Plan Shares”) at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the Class 9 Plan Debentures at the Class 9 Plan Debenture Maturity Date will be due and payable in full, at the election of the Company, in either cash or in shares of the Company’s common stock at a conversion rate equal to the average trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the Class 9 Plan Debenture Maturity Date (provided that the average trading price for such period is at least $.50 per share);

•

if, at any time during the term of the Class 9 Plan Debentures, the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) is at least $1.50 per share for ten (10) consecutive trading days, a holder of the Class 9 Debentures, at its option, may convert any or all of the then outstanding principal balance of its Class 9 Plan Debenture into shares of the Company’s common stock at a conversion rate equal to the Class 9 Automatic Conversion Price used for the initial conversion on the Effective Date but not to exceed $1.25 per share; and

•

if, at any time during the term of the Class 9 Plan Debentures, the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) is at least $1.88 per share for thirty (30) consecutive trading days, the Company, at its option, may require the conversion of up to $5,000,000.00 of the then aggregate outstanding principal balance of the Class 9 Plan Debentures at a conversion rate equal to the Class 9 Automatic Conversion Price used for the initial conversion on the Effective Date but not to exceed $1.25 per share.

On the Effective Date, the Company executed and delivered the following warrants (the “Class 9 Plan Warrants”) to purchase up to 3,154,612 shares of the Company’s common stock (also, the “Class 9 Plan Shares”):

The Class 9 Plan Warrants (a) have an exercise price of $1.50 per share and a term of three (3) years from the Effective Date, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 9 Plan Warrants and the Plan.

Class 10 Plan Distributions to Unsecured Creditors

Effective as of the Effective Date and issued as of the Determination Date, the Company became obligated to make cash distributions in the amount of approximately $2.4 million to unsecured creditors holding Class 10 claims under the Plan (the “Class 10 Plan Distributions”).

The Class 10 Plan Distributions mature on the date that is forty (40) months following the Effective Date and the outstanding principal together with all accrued but unpaid interest is due on such date. Interest accrues and is payable on the outstanding principal amount under the Class 10 Plan Distributions at a fixed rate of five percent (5%) per annum.

Unsecured creditors holding a total of $6,681,354 in Class 10 claims elected to convert those Class 10 claims into Company common stock (the “Class 10 Plan Distribution Shares”) valued at the average market price for the Company’s common stock over the ten trading days preceding the Effective Date, and the Company issued 4,912,772 Class 10 Plan Distribution Shares to these Class 10 creditors at a conversion price equal to $1.36 per share.

Class 13 Notes and Warrants

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered to holders of the Company’s Convertible Preferred Stock $4,903,644 in principal amount of promissory notes (the “Class 13 Plan Notes”):

•	notes issued.

The following are the material terms and conditions of the Class 13 Plan Notes:

•

the Class 13 Plan Notes mature on the date that is twenty-four (24) months following the Effective Date (the “Class 13 Plan Note Maturity Date”) and no interest will accrue on the outstanding principal balance of the Class 13 Plan Notes;

•

on the Effective Date and on each of the following seven (7) quarterly anniversaries of the Effective Date (each, a “Class 13 Automatic Conversion Date”), and provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 13 Automatic Conversion Date (the “Class 13 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original balance of the Class 13 Plan Notes (the “Class 13 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock (the “Class 13 Plan Shares”) at a conversion rate equal to the Class 13 Automatic Conversion Price per share. On the Effective Date, a total of approximately $600,000 of the outstanding principal amount of the Class 13 Plan Notes were converted into the Company’s common stock at a conversion price equal to $1.25 per share, resulting in the issuance of 457,434 Class 13 Plan Shares;

•

if, on any Class 13 Automatic Conversion Date, the Class 13 Automatic Conversion Price is less than $1.00 per share and therefore the automatic conversion described above does not occur, a holder of Class 13 Plan Notes may elect to convert the Class 13 Automatic Conversion Amount into shares of the Company’s common stock (also, the “Class 13 Plan Shares”) at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the Class 13 Plan Notes at the Class 13 Plan Note Maturity Date will be due and payable in full, at the election of the Company, in either cash or in shares of the Company’s common stock at a conversion rate equal to the greater of the average of the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the Class 13 Plan Note Maturity Date or $1.00;

•

if, at any time during the term of the Class 13 Plan Note, the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) is at least 125% of $1.25 per share for ten (10) consecutive trading days, a holder of Class 13 Plan Notes, at its option, may convert any or all of the then outstanding principal balance of its Class 13 Plan Note into shares of the Company’s common stock at a conversion rate equal to the Class 13 Automatic Conversion Price used for the initial conversion on the Effective Date; and

•

if, at any time during the term of the Class 13 Plan Notes, the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) is at least 150% of $1.25 per share for thirty (30) consecutive trading days, the Company, at its option, may require the conversion of all or any portion of the then aggregate outstanding principal balance of the Class 13 Plan Notes at a conversion rate equal to the Class 13 Automatic Conversion Price used for the initial conversion on the Effective Date.

Effective as of the Effective Date and issued as of the Determination Date, the Company executed and delivered the following warrants (the “Class 13 Plan Warrants”) to purchase up to 1,702,840 shares of the Company’s common stock (also, the “Class 13 Plan Shares”):

The Class 13 Plan Warrants (a) have an exercise price of $1.50 per share and a term of three (3) years from the Effective Date, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 13 Plan Warrants and the Plan.

Class 15 Equity Interests

Each Company common stockholder on the Effective Date was deemed to receive one (1) share of Reorganized Accentia Common Stock (the “Class 15 Plan Shares”) for each share of Existing Accentia Common Stock held by such stockholder as of the Effective Date. The Company’s Class 15 Plan Shares shall be deemed issued pursuant to Section 1145 of the Bankruptcy Code and shall not have any legend restricting the sale thereof under federal securities laws.

* * * * * * *

The Laurus/Valens Conversion Shares, the Class 3 Plan Shares, the Class 5 Plan Shares, the Class 6 Plan Shares, the Class 9 Plan Shares, the Class 10 Plan Distribution Shares, the Class 13 Plan Shares and the Class 15 Plan Shares will be issued pursuant to Section 1145 of the U.S. Bankruptcy Code and will not have any legend restricting the sale thereof under federal securities laws, but sales of any such shares may be restricted or limited by the Plan.

The foregoing does not purport to be a complete description of the Laurus/Valens Term Notes, the Class 3 Plan Note, the Class 4 Plan Note, the Class 5 Plan Debentures, the Class 5 Plan Warrants, the Class 6 Plan Debentures, the Class 6 Plan Warrants, the Class 9 Plan Debentures, the Class 9 Plan Warrants, the Class 10 Plan Distributions, the Class 13 Plan Notes, or the Class 13 Plan Warrants and is qualified in its entirety by reference to the full text of such documents, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2010.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Effective Date, all of the following warrants were terminated and cancelled pursuant to the Plan:

•

the common stock purchase warrant dated August 16, 2005, issued by the Company to Laurus Master Fund, Ltd. (in liquidation), for the purchase of up to 1,000,000 shares of the Company’s common stock at an exercise price of $2.67 per share;

•

the common stock purchase warrant dated September 29, 2006, issued by the Company to Laurus Master Fund, Ltd. (in liquidation), for the purchase of up to 627,240 shares of the Company’s common stock at an exercise price of $2.75 per share;

•

the common stock purchase warrant dated October 31, 2007, issued by the Company to Laurus Master Fund, Ltd. (in liquidation), for the purchase of up to 4,024,398 shares of the Company’s common stock at an exercise price of $2.67 per share;

•

the common stock purchase warrant dated January 18, 2008, issued by the Company to Valens Offshore SPV I, Ltd., for the purchase of up to 365,169 shares of the Company’s common stock at an exercise price of $2.67 per share; and

•

the common stock purchase warrant dated January 18, 2008, issued by the Company to Valens U.S. SPV I, LLC, for the purchase of up to 196,629 shares of the Company’s common stock at an exercise price of $2.67 per share.

On the Effective Date all of the following documents were terminated pursuant to the Plan:

•	all documents evidencing or relating to loans made by Laurus/Valens to the Company prior to the Effective Date;

•

that certain revolving credit agreement between Southwest Bank and the Company dated as of December 30, 2005, that certain stock pledge agreement by and between the Company and Southwest Bank dated as of June 16, 2008, and all other documents executed in connection therewith;

•	all documents evidencing or relating to loans made by McKesson to the Company prior to the Effective Date (with certain exceptions set forth in the Plan);

•

all documents evidencing or relating to the 8% secured convertible debentures due September 29, 2010, issued by the Company in September 2006, in the original aggregate principal amount of $25,000,000.00;

•

all documents evidencing or relating to the 8% original issue discount secured convertible debentures due June 19, 2011, issued by the Company in June 2008, in the original aggregate principal amount of $8,906,098.00;

•	all documents evidencing or relating to the 8% convertible debentures due February 28, 2011, issued by the Company in February 2007, in the original aggregate principal amount of $24,940,000.00; and

•	all documents evidencing or relating to the Company’s Series A-1 convertible preferred stock, par value $1.00 per share.

On the Effective Date, the Company and Biovest entered into a royalty termination agreement (the “Royalty Termination Agreement”), which was acknowledged by Laurus/Valens, and provides for the termination of that certain Royalty Agreement by and between the Company and Biovest, dated as of October 31, 2006, as amended by a letter agreement dated February 5, 2008, as further amended, modified or supplemented thereafter in accordance with its terms.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Items 1.01 and 5.03 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, the Company amended and restated its articles of incorporation and its bylaws to incorporate provisions required by the Plan, the Confirmation Order, and/or the U.S. Bankruptcy Code. As of the Effective Date, the Company’s second amended and restated articles of incorporation authorize the Company to issue up to 50,000,000 shares of preferred stock and up to 300,000,000 shares of common stock, and each share of the Company’s common stock outstanding immediately before the Effective Date will, under the terms of the Plan, remain outstanding after the Effective Date. The amendments to the articles also included an elimination of the “classified” board of directors and a provision establishing the quorum required for action to be taken at an Annual Meeting of Shareholders at one-third (33.33%) of the number of shares issued and outstanding.

The foregoing does not purport to be a complete description of the Company’s second amended and restated articles of incorporation or the Company’s second amended and restated bylaws and is qualified in its entirety by reference to the full text of the Company’s second amended and restated articles of incorporation and the Company’s second amended and restated bylaws which are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K, the Press release dated November 17, 2010, by the Company, titled “Accentia Biopharmaceuticals Emerges From Chapter 11 Reorganization”. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
President and General Counsel

Date: November 23, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Accentia Biopharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Accentia Biopharmaceuticals, Inc.

10.1	Notice of Effectiveness Dated November 17, 2010

99.1	Press Release dated November 17, 2010 titled, “Accentia Biopharmaceuticals Emerges From Chapter 11 Reorganization”.